Commitments and Contingencies (Details)	12 Months Ended
Dec. 31, 2021 USD ($)
Disclosure of commitments and contingent liabilities [text block] [Abstract]
Employment agreements, description	The Company has several employment agreements with executives and directors with the latest expiring in 2024. All agreements provide for automatic renewal options with varying terms of one year or three years unless terminated by either party.
Acquisition description	In 2022, the Company plans to acquire their own cash management system to replace Stander’s services, the acquisition cost of the system is approximately $1.1 million (THB36.7 million).
Bank guarantees	$ 5,700,000
Lawsuits totaling amount	$ 773,858